EXHIBIT 99.1

SEO Butler Limited (Formerly i2W Ltd.)
Table of Contents

Page
Carve Out Financial Statements for the Six Months May 31, 2022 and 2021:

Unaudited Carve-Out Balance Sheets as of May 31, 2022 and November 30, 2021	2

Unaudited Carve-Out Statements of Comprehensive Income for the six months ended May 31, 2022 and 2021	3

Unaudited Carve-Out Statement of Net Parent Investment for the six months ended May 31, 2022 and 2021	4

Unaudited Carve-Out Statements of Cash Flows for the six months ended May 31, 2022 and 2021	5

Notes to Unaudited Carve-Out Financial Statements	6-9

Carve Out Financial Statements for the Years ended November 30, 2021 and 2020:

Independent Auditor’s Report	10

Balance Sheets	11

Statements of Operations	12

Statements of Stockholders' Deficit	13

Statements of Cash Flows	14

Notes to Financial Statements	15-19

SEO BUTLER LIMITED
(FORMERLY i2W LTD)
CARVE-OUT BALANCE SHEETS
(Unaudited)

	May 31, 2022	November 30, 2021

ASSETS
Current assets:
Cash	$87,221	$68,319
Accounts receivable	-	63
Total current assets	87,223	68,382

Fixed assets, net	-	-
Total assets	$87,223	$68,382

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$-	$7,049
Accrued expenses and other current liabilities	240	27,259
Total current liabilities	240	34,308

Total liabilities	240	34,308

Invested equity:
Net parent investment	254,803	196,457
Accumulated other comprehensive loss	(167,822)	(162,383)
Total invested equity	86,981	34,074

Total liabilities and invested equity	$87,222	$68,382

See the accompanying notes to these unaudited carve-out financial statements

Page 2

SEO BUTLER LIMITED
(FORMERLY i2W LTD)
CARVE-OUT STATEMENTS OF COMPREHENSIVE INCOME
FOR THE SIX MONTHS ENDING MAY 31, 2022 AND 2021
(Unaudited)

	2022	2021

Sales	$332,527	$408,072
Cost of sales	210,573	189,112

Gross Profit	121,954	218,960

OPERATING EXPENSES:

General and administrative	51,773	72,520
Total operating expenses	51,773	72,520

Net income from operations	70,181	146,440

OTHER INCOME (EXPENSES):
Interest Income	3	-
Total other income (expense)	3	-

Net income before income taxes	70,184	146,440

Provision for income taxes	-	-

NET INCOME	70,184	146,440
OTHER COMPREHENSIVE INCOME (LOSS)
Unrealized foreign currency gain (loss), net of tax	(5,439)	2,931
COMPREHENSIVE INCOME (LOSS)	$64,745	$149,371

See the accompanying notes to these unaudited carve-out financial statements

Page 3

SEO BUTLER LIMITED
(FORMERLY i2W LTD)
STATEMENTS OF CHANGES IN NET PARENT INVESTMENT
FOR THE SIX MONTHS ENDING MAY 31, 2022 AND 2021
(Unaudited)

	Net parent investment	Other Comprehensive Income	Total Net Parent Investment
Balance, November 30, 2020	$170,846	$(107,039)	$63,807
Invested equity returned to SEO Butler	(120,829)	-	(120,829)
Comprehensive income (loss)	146,440	2,931	149,371
Balance, May 31, 2021	$196,457	$(104,108)	$92,349

Balance, November 30, 2021	$196,457	$(162,383)	$34,074
Invested equity returned to SEO Butler	(11,838)	-	(11,838)
Comprehensive income (loss)	70,184	(5,439)	64,745
Balance, May 31, 2022	$254,803	$(167,822)	$86,981

See the accompanying notes to these unaudited carve out financial statements

Page 4

SEO BUTLER LIMITED
(FORMERLY i2W LTD)
STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDING MAY 31, 2022 AND 2021
(Unaudited)

	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$70,184	$146,440
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation expense	-	7,073
Changes in operating assets and liabilities:
Accounts receivable	63	(63)
Prepaids	-	6,821
Accounts payable and other accrued expenses	(34,056)	(11,602)
Net cash provided by operating activities	186,569	268,7721

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of fixed assets	-	-
Net cash used in investing activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Net parent investment returned to SEO Butler	(11,838)	(120,829)
Net cash provided by (used in) financing activities	(11,838)	(120,829)

Foreign currency effect on cash	(5,451)	(55,377)

Net change in cash	(18,902)	(27,537)

Cash at beginning of period	68,319	95,856

Cash at end of period	$87,221	$68,319

Supplemental disclosure of cash flow information:
Cash paid for interest	$-	$-
Cash paid for taxes	$28,255	$5,089

See the accompanying notes to these unaudited financial statements

Page 5

SEO BUTLER LIMITED

(FORMERLY i2W Ltd.)

NOTES TO CARVE OUT FINANCIAL STATEMENTS

(Unaudited)

NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Nature of Operations

SEO BUTLER LIMITED (which may be referred to as the “Company”, “we,” “us,” or “our”) is a Limited Liability Company organized under the laws of England and Whales as of November 19, 2014 as i2W LTD. On March 1, 2021, the Company changed its name to SEO Butler LTD. Prior to December 2, 2021, the company was operated a sole proprietorship. The Company provides online resources for writing online content that best utilizes Search Engine Optimization (“SEO”) through its website www.seobutler.com.

Basis of Presentation

The SEO Butler Business (the “SEO Business”) has not historically constituted a separate legal group and stand-alone financial statements have not previously been prepared for the Business. The SEO Business represents the online writing resources business of the Company. The carve-out financial statements reflect allocations of direct and indirect expenses related to certain support functions that are provided on a centralized basis by the Company. These expenses have been allocated to the SEO Business on the basis of direct usage when identifiable, with others allocated based on relevant data criteria, such as the SEO Business percentage share of revenue, cost of sales or gross margin percentage of the Company.

The accompanying carve-out financial statements present the historical financial position, results of operations and changes in comprehensive income, changes in net parent investment and cash flows of the Business as it was historically managed and are presented in accordance with accounting principles generally accepted in the United States. In the opinion of management, all adjustments considered necessary for the fair presentation of the unaudited financial statements for the years presented have been included.

These financial statements have been prepared on a stand-alone basis derived from the financial statements and related accounting records of the Company. The financial information in these financial statements does not include all the expenses that would have been incurred had the SEO Business operated as a separate stand-alone entity and accordingly, may not reflect results of operations, financial position and cash flows had the SEO business been a stand-alone company during the fiscal six months ended May 31, 2022 and 2021. It is not practicable to estimate the differences between the costs allocated by the Company and those that would have been incurred had the SEO Business been a stand-alone company during the periods presented.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America ("US GAAP"). In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The accompanying unaudited financial statements do not include all the information and notes required by GAAP for complete financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the amounts reported in the financial statements and footnotes thereto. Actual results could materially differ from these estimates. It is reasonably possible that changes in estimates will occur in the near term.

Significant estimates inherent in the preparation of the accompanying financial statements include revenue recognition and contingencies.

Page 6

Risks and Uncertainties

The Company's business and operations are sensitive to general business and economic conditions in the United States and other countries that the Company operates in. A host of factors beyond the Company's control could cause fluctuations in these conditions. Adverse conditions may include recession, downturn or otherwise, local competition or changes in consumer taste. These adverse conditions could affect the Company's financial condition and the results of its operations.

Concentration of Credit Risk

The Company maintains its cash with major financial institutions located in Great Britain, which it believes to be credit worthy. The Financial Services Compensation Scheme insures balances up to £85,000. At times, the Company may maintain balances in excess of the federally insured limits.

Cash and Cash Equivalents

The Company considers short-term, highly liquid investment with original maturities of three months or less at the time of purchase to be cash equivalents. Cash consists of funds held in the Company’s checking account. As of May 31, 2022 the Company had $87,221 of cash on hand.

Property and Equipment

Property and equipment is recorded at cost and depreciated over its useful lives using the straigh0tline depreciation method.

Fair Value Measurements

Generally accepted accounting principles define fair value as the price that would be received to sell an asset or be paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price) and such principles also establish a fair value hierarchy that prioritizes the inputs used to measure fair value using the following definitions (from highest to lowest priority):

•	Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•

Level 2 – Observable inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data by correlation or other means.

•	Level 3 – Prices or valuation techniques requiring inputs that are both significant to the fair value measurement and unobservable.

The Company has no assets or liabilities valued using level 1, level 2, or level 3 inputs as of May 31, 2022.

Foreign Currency Translation and Transaction Gains (Losses)

The Company maintains its accounting records in pounds U.K. Pound Sterling, which is the Company’s functional currency. Assets and liabilities are translated into U.S. dollars at exchange rates at the balance sheet date, equity accounts are translated at historical exchange rate and revenues and expenses are translated by using the average exchange rates for the period. Translation adjustments are reported as a separate component of other comprehensive income (loss) in the consolidated statements of operations and comprehensive loss. Foreign currency denominated transactions are translated at exchange rates approximating those in effect at the transaction dates.

Page 7

Income Taxes

The provision for income taxes is determined using the asset and liability approach considering guidance related to uncertain tax positions. Tax laws require items to be included in tax filings at different times than the items are reflected in the financial statements. A current liability is recognized for the estimated taxes payable for the current year. Deferred taxes represent the future tax consequences expected to occur when the reported amounts of assets and liabilities are recovered or paid. Deferred taxes are initially recognized at enacted tax rates and are adjusted for any enacted changes in tax rates and tax laws. Subsequent changes to deferred taxes originally recognized in equity are recognized in income. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized.

The income tax effects from an uncertain tax position are recognized when it is more likely than not that the position will be sustained based on its technical merits and consideration of the tax authorities widely understood administrative practices and precedents. Recognized income tax positions are measured at the largest amount that has a greater than 50% likelihood of being realized upon settlement. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company records interest and penalties related to uncertain tax positions in the provision for “provision for income taxes” on the Carve out Statements of Comprehensive Income.

Revenue Recognition;

The Company recognizes revenue in accordance with ASC 606 when it has satisfied the performance obligations under an arrangement with the customer reflecting the terms and conditions under which products or services will be provided, the fee is fixed or determinable, and collection of any related receivable is probable. ASC Topic 606, “Revenue from Contracts with Customers” establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity’s contracts to provide goods or services to customers. Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services. The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements: 1) identify the contract with a customer; 2) identify the performance obligations in the contract; 3) determine the transaction price; 4) allocate the transaction price to performance obligations in the contract; and 5) recognize revenue as the performance obligation is satisfied.

The Company’s sole performance obligation under its contracts with customers is to provide writing content services to the customers. The revenue under these contracts is recognized over time as services are provided to the customer. There is no significant financing component to the Company’s contracts with customers.

Advertising

The Company expenses advertising costs as they are incurred.

Recent Accounting Pronouncements

The Company does not believe that any recently issued effective pronouncements, or pronouncements issued but not yet effective, if adopted, would have a material effect on the accompanying financial statements.

In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842) (ASU 2016-02). Under ASU No. 2016-2, an entity will be required to recognize right-of-use assets and lease liabilities on its balance sheet and disclose key information about leasing arrangements. ASU No. 2016-02 offers specific accounting guidance for a lessee, a lessor and sale and leaseback transactions. Lessees and lessors are required to disclose qualitative and quantitative information about leasing arrangements to enable a user of the financial statements to assess the amount, timing and uncertainty of cash flows arising from leases. For public companies, ASU No. 2016-02 is effective for annual reporting periods beginning after December 15, 2021, including interim reporting periods within that reporting period, and requires a modified retrospective adoption, with early adoption permitted. The Company does not expect the adoption of this standard to have a material impact on the Company’s financial statements.

Page 8

This ASU was amended by ASU 2020-05 and is effective for annual periods beginning after December 15, 2021. On July 30, 2018, the FASB issued ASU 2018-11, Leases (Topic 842) – Targeted Improvements, which provides an optional transition method of applying the new leases standard at the adoption date by recognizing a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Additionally, only incremental direct leasing costs may be capitalized under the new guidance. Any indirect incremental leasing costs must be expensed as incurred. The Company does not expect the adoption of ASU 2016-02 and related amendments to have a material impact on its financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses. The main objective of this guidance is to provide financial statement users with more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held by a reporting entity. To achieve this, the amendments in this guidance replace the incurred loss impairment methodology in current U.S. GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. Specifically, the amendments in this guidance require a financial asset (or a group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The measurement of expected credit losses is based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. An entity must use judgment in determining the relevant information and estimation methods that are appropriate in its circumstances. This guidance is effective for fiscal years beginning after December 15, 2022. The Company is currently evaluating the impact on its financial statements and related disclosures.

NOTE 3 – COMMITMENTS AND CONTINGENCIES

The Company, from time to time, may be involved with lawsuits arising in the ordinary course of business. In the opinion of the Company's management, any liability resulting from such litigation would not be material in relation to the Company's consolidated financial position, results of operations and cash flows. There is no pending or threatened litigation.

NOTE 4 – SUBSEQUENT EVENTS

Management has evaluated subsequent events through December 29, 2022, the date the financial statements were available to be issued. Based on this evaluation, no additional material events were identified which require adjustment or disclosure in the financial statements except as disclosed below.

On October 6, 2022, the Company entered into a Share Purchase Agreement (“Share Purchase Agreement”) with Onfolio Holdings, Inc., a company incorporated and registered in the state of Delaware (“Buyer”), and Jonathan Kiekbusch, Ezekiel Daldy, and Lyndsay Kiekbusch, shareholders of the Company (collectively, the “Guarantors” or the “Sellers”), for the purchase of all of the issued share capital of SEO Butler Limited (“Sale Shares”). The Guarantors have agreed to guarantee to the Company the due and punctual performance, observance and discharge by the Seller of all the Guaranteed Obligations (as defined in the Share Purchase Agreement) if and when they become performable or due under the Share Purchase Agreement.

Pursuant to the Share Purchase Agreement, and on the terms and subject to the conditions contained therein, at the closing, the Buyer purchased the Sale Shares from the Sellers, all as more fully described in the Share Purchase Agreement. The aggregate purchase price paid by the Company was $950,000. The transaction closed on October 13, 2022 and will be accounted for as a business combination under ASC 805.

Page 9

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of SEO Butler Limited

Opinion on the Financial Statements

We have audited the accompanying balance sheets of SEO Butler Limited as of November 30, 2021 and 2020, the related statements of operations, stockholders’ equity (deficit), and cash flows for the years then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of November 30, 2021 and 2020, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/S/ BF Borgers CPA PC

BF Borgers CPA PC (PCAOB ID 5041)

We have served as the Company’s auditor since 2022

Lakewood, CO

December 29, 2022

Page 10

SEO BUTLER LIMITED
(FORMERLY i2W LTD)
CARVE-OUT BALANCE SHEETS
AS OF NOVMBER 30, 2021 AND 2020

	2021	2020

ASSETS
Current assets:
Cash	$68,319	$95,856
Accounts receivable	63	-
Prepaids	-	6,407
Total current assets	68,382	102,263

Fixed assets, net	-	7,073
Total assets	$68,382	$109,336

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$7,049	$366
Accrued expenses and other current liabilities	27,259	45,163
Total current liabilities	34,308	45,529

Total liabilities	34,308	45,529

Invested equity:
Net parent investment	196,457	170,846
Accumulated other comprehensive loss	(162,383)	(107,039)
Total invested equity	34,074	63,807

Total liabilities and invested equity	$68,382	$109,336

See the accompanying notes to these carve-out financial statements

Page 11

SEO BUTLER LIMITED
(FORMERLY i2W LTD)
CARVE-OUT STATEMENTS OF COMPREHENSIVE INCOME
FOR THE YEARS ENDING NOVMBER 30, 2021 AND 2020

	2021	2020

Sales	$720,610	$899,030
Cost of sales	366,382	366,898

Gross Profit	354,228	532,132

OPERATING EXPENSES:

General and administrative	140,189	262,271
Total operating expenses	140,189	262,271

Net income from operations	214,039	269,861

OTHER INCOME (EXPENSES):
Interest Income	2	-
Total other income (expense)	2	-

Net income before income taxes	214,041	269,861

Provision for income taxes	(29,424)	(38,154)

NET INCOME	184,617	231,707
OTHER COMPREHENSIVE INCOME (LOSS)
Unrealized foreign currency gain (loss), net of tax	(55,344)	(108,348)
COMPREHENSIVE INCOME (LOSS)	$129,273	$123,359

See the accompanying notes to these carve-out financial statements

Page 12

SEO BUTLER LIMITED
(FORMERLY i2W LTD)
STATEMENTS OF CHANGES IN NET PARENT INVESTMENT
FOR THE YEARS ENDED NOVEMBER 31, 2021 AND 2020

	Net parent investment	Other Comprehensive Income	Total Net Parent Investment
Balance, November 30, 2019	$4,759	1,309	$6,068
Invested equity returned to SEO Butler	(65,620)	-	(65,620)
Comprehensive income (loss)	231,707	(108,348)	123,359
Balance, November 30, 2020	170,846	(107,039)	63,807
Invested equity returned to SEO Butler	(159,006)	-	(159,006)
Comprehensive income (loss)	184,617	(55,344)	129,273
Balance, November 30, 2021	$196,457	$(162,383)	$34,074

See the accompanying notes to these carve out financial statements

Page 13

SEO BUTLER LIMITED
(FORMERLY i2W LTD)
STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDING NOVEMBER 30, 2021 AND 2020

	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$184,617	$231,707
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation expense	6,567	3,843
Changes in operating assets and liabilities:
Accounts receivable	(63)	-
Prepaids	6,407	(1,096)
Accounts payable and other accrued expenses	(10,959)	34,318
Net cash provided by operating activities	186,569	268,7721

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of fixed assets	-	-
Net cash used in investing activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Net parent investment returned to SEO Butler	(159,006)	(65,620)
Net cash provided by (used in) financing activities	(159,006)	(65,620)

Foreign currency effect on cash	(55,100)	(108,211)

Net change in cash	(27,537)	94,941

Cash at beginning of period	95,856	915

Cash at end of period	$68,319	$95,856

Supplemental disclosure of cash flow information:
Cash paid for interest	$-	$-
Cash paid for taxes	$40,866	$3,484

See the accompanying notes to these financial statements

Page 14

SEO BUTLER LIMITED

(FORMERLY i2W Ltd.)

NOTES TO CARVE OUT FINANCIAL STATEMENTS

AS OF NOVEMBER 30, 2021 and 2020

NOTE 1 – NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Nature of Operations

SEO BUTLER LIMITED (which may be referred to as the “Company”, “we,” “us,” or “our”) is a Limited Liability Company organized under the laws of England and Whales as of November 19, 2014 as i2W LTD. On March 1, 2021, the Company changed its name to SEO Butler LTD. Prior to December 2, 2021, the company was operated a sole proprietorship. The Company provides online resources for writing online content that best utilizes Search Engine Optimization (“SEO”) through its website www.seobutler.com.

Basis of Presentation

The SEO Butler Business (the “SEO Business”) has not historically constituted a separate legal group and stand-alone financial statements have not previously been prepared for the Business. The SEO Business represents the online writing resources business of the Company. The carve-out financial statements reflect allocations of direct and indirect expenses related to certain support functions that are provided on a centralized basis by the Company. These expenses have been allocated to the SEO Business on the basis of direct usage when identifiable, with others allocated based on relevant data criteria, such as the SEO Business percentage share of revenue, cost of sales or gross margin percentage of the Company.

The accompanying carve-out financial statements present the historical financial position, results of operations and changes in comprehensive income, changes in net parent investment and cash flows of the Business as it was historically managed and are presented in accordance with accounting principles generally accepted in the United States. In the opinion of management, all adjustments considered necessary for the fair presentation of the unaudited financial statements for the years presented have been included.

These financial statements have been prepared on a stand-alone basis derived from the financial statements and related accounting records of the Company. The financial information in these financial statements does not include all the expenses that would have been incurred had the SEO Business operated as a separate stand-alone entity and accordingly, may not reflect results of operations, financial position and cash flows had the SEO business been a stand-alone company during the fiscal years ended November 31, 2021 and 2020. It is not practicable to estimate the differences between the costs allocated by The Company and those that would have been incurred had the SEO Business been a stand-alone company during the periods presented.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America ("US GAAP"). The accompanying unaudited financial statements do not include all the information and notes required by GAAP for complete financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make certain estimates and assumptions that affect the amounts reported in the financial statements and footnotes thereto. Actual results could materially differ from these estimates. It is reasonably possible that changes in estimates will occur in the near term.

Significant estimates inherent in the preparation of the accompanying financial statements include revenue recognition and contingencies.

Page 15

Risks and Uncertainties

The Company's business and operations are sensitive to general business and economic conditions in the United States and other countries that the Company operates in. A host of factors beyond the Company's control could cause fluctuations in these conditions. Adverse conditions may include recession, downturn or otherwise, local competition or changes in consumer taste. These adverse conditions could affect the Company's financial condition and the results of its operations.

Concentration of Credit Risk

The Company maintains its cash with major financial institutions located in Great Britain, which it believes to be credit worthy. The Financial Services Compensation Scheme insures balances up to £85,000. At times, the Company may maintain balances in excess of the federally insured limits.

Cash and Cash Equivalents

The Company considers short-term, highly liquid investment with original maturities of three months or less at the time of purchase to be cash equivalents. Cash consists of funds held in the Company’s checking account. As of November 30, 2021 and 2020 the Company had $68,319 and $95,856 of cash on hand, respectively.

Property and Equipment

Property and equipment is recorded at cost and depreciated over its useful lives using the straigh0tline depreciation method.

Fair Value Measurements

Generally accepted accounting principles define fair value as the price that would be received to sell an asset or be paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price) and such principles also establish a fair value hierarchy that prioritizes the inputs used to measure fair value using the following definitions (from highest to lowest priority):

•	Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•

Level 2 – Observable inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data by correlation or other means.

•	Level 3 – Prices or valuation techniques requiring inputs that are both significant to the fair value measurement and unobservable.

The Company has no assets or liabilities valued using level 1, level 2, or level 3 inputs as of November 30, 2021 or 2020.

Page 16

Foreign Currency Translation and Transaction Gains (Losses)

The Company maintains its accounting records in pounds U.K. Pound Sterling, which is the Company’s functional currency. Assets and liabilities are translated into U.S. dollars at exchange rates at the balance sheet date, equity accounts are translated at historical exchange rate and revenues and expenses are translated by using the average exchange rates for the period. Translation adjustments are reported as a separate component of other comprehensive income (loss) in the consolidated statements of operations and comprehensive loss. Foreign currency denominated transactions are translated at exchange rates approximating those in effect at the transaction dates.

Income Taxes

The provision for income taxes is determined using the asset and liability approach considering guidance related to uncertain tax positions. Tax laws require items to be included in tax filings at different times than the items are reflected in the financial statements. A current liability is recognized for the estimated taxes payable for the current year. Deferred taxes represent the future tax consequences expected to occur when the reported amounts of assets and liabilities are recovered or paid. Deferred taxes are initially recognized at enacted tax rates and are adjusted for any enacted changes in tax rates and tax laws. Subsequent changes to deferred taxes originally recognized in equity are recognized in income. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized.

The income tax effects from an uncertain tax position are recognized when it is more likely than not that the position will be sustained based on its technical merits and consideration of the tax authorities widely understood administrative practices and precedents. Recognized income tax positions are measured at the largest amount that has a greater than 50% likelihood of being realized upon settlement. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company records interest and penalties related to uncertain tax positions in the provision for “provision for income taxes” on the Carve out Statements of Comprehensive Income.

Revenue Recognition;

The Company recognizes revenue in accordance with ASC 606 when it has satisfied the performance obligations under an arrangement with the customer reflecting the terms and conditions under which products or services will be provided, the fee is fixed or determinable, and collection of any related receivable is probable. ASC Topic 606, “Revenue from Contracts with Customers” establishes principles for reporting information about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity’s contracts to provide goods or services to customers. Revenues are recognized when control of the promised goods or services are transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services. The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements: 1) identify the contract with a customer; 2) identify the performance obligations in the contract; 3) determine the transaction price; 4) allocate the transaction price to performance obligations in the contract; and 5) recognize revenue as the performance obligation is satisfied.

The Company’s sole performance obligation under its contracts with customers is to provide writing content services to the customers. The revenue under these contracts is recognized over time as services are provided to the customer. There is no significant financing component to the Company’s contracts with customers.

Advertising

The Company expenses advertising costs as they are incurred.

Recent Accounting Pronouncements

The Company does not believe that any recently issued effective pronouncements, or pronouncements issued but not yet effective, if adopted, would have a material effect on the accompanying financial statements.

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In February 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842) (ASU 2016-02). Under ASU No. 2016-2, an entity will be required to recognize right-of-use assets and lease liabilities on its balance sheet and disclose key information about leasing arrangements. ASU No. 2016-02 offers specific accounting guidance for a lessee, a lessor and sale and leaseback transactions. Lessees and lessors are required to disclose qualitative and quantitative information about leasing arrangements to enable a user of the financial statements to assess the amount, timing and uncertainty of cash flows arising from leases. For public companies, ASU No. 2016-02 is effective for annual reporting periods beginning after December 15, 2021, including interim reporting periods within that reporting period, and requires a modified retrospective adoption, with early adoption permitted. The Company does not expect the adoption of this standard to have a material impact on the Company’s financial statements.

This ASU was amended by ASU 2020-05 and is effective for annual periods beginning after December 15, 2021. On July 30, 2018, the FASB issued ASU 2018-11, Leases (Topic 842) – Targeted Improvements, which provides an optional transition method of applying the new leases standard at the adoption date by recognizing a cumulative-effect adjustment to the opening balance of retained earnings in the period of adoption. Additionally, only incremental direct leasing costs may be capitalized under the new guidance. Any indirect incremental leasing costs must be expensed as incurred. The Company does not expect the adoption of ASU 2016-02 and related amendments to have a material impact on its financial statements.

In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses. The main objective of this guidance is to provide financial statement users with more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held by a reporting entity. To achieve this, the amendments in this guidance replace the incurred loss impairment methodology in current U.S. GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. Specifically, the amendments in this guidance require a financial asset (or a group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. The measurement of expected credit losses is based on relevant information about past events, including historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. An entity must use judgment in determining the relevant information and estimation methods that are appropriate in its circumstances. This guidance is effective for fiscal years beginning after December 15, 2022. The Company is currently evaluating the impact on its financial statements and related disclosures.

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NOTE 3 – COMMITMENTS AND CONTINGENCIES

The Company, from time to time, may be involved with lawsuits arising in the ordinary course of business. In the opinion of the Company's management, any liability resulting from such litigation would not be material in relation to the Company's consolidated financial position, results of operations and cash flows. There is no pending or threatened litigation.

NOTE 4 – SUBSEQUENT EVENTS

Management has evaluated subsequent events through December 29, 2022, the date the financial statements were available to be issued. Based on this evaluation, no additional material events were identified which require adjustment or disclosure in the financial statements except as disclosed below.

On October 6, 2022, the Company entered into a Share Purchase Agreement (“Share Purchase Agreement”) with Onfolio Holdings, Inc., a company incorporated and registered in the state of Delaware (“Buyer”), and Jonathan Kiekbusch, Ezekiel Daldy, and Lyndsay Kiekbusch, shareholders of the Company (collectively, the “Guarantors” or the “Sellers”), for the purchase of all of the issued share capital of SEO Butler Limited (“Sale Shares”). The Guarantors have agreed to guarantee to the Company the due and punctual performance, observance and discharge by the Seller of all the Guaranteed Obligations (as defined in the Share Purchase Agreement) if and when they become performable or due under the Share Purchase Agreement.

Pursuant to the Share Purchase Agreement, and on the terms and subject to the conditions contained therein, at the closing, the Buyer purchased the Sale Shares from the Sellers, all as more fully described in the Share Purchase Agreement. The aggregate purchase price paid by the Company was $950,000. The transaction closed on October 13, 2022 and will be accounted for as a business combination under ASC 805.

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